SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jun-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jun-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jun-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    300,659,972    6,203,889    1.81000%       438,379
 A-2  210,750,000    205,334,325    3,334,207    1.79000%       296,081
A-IO  273,650,000    263,117,034        0        6.68000%      1,655,252
 M-1  36,000,000     36,000,000         0        2.32000%       67,280
 M-2  20,500,000     20,500,000         0        3.22000%       53,175
 M-3   9,400,000      9,400,000         0        3.42000%       25,897
 B-1  18,750,000     18,750,000         0        4.57000%       69,026
 B-2   7,850,000      7,850,000         0        5.57000%       35,223
 B-3   6,250,000      6,250,000         0        5.62000%       28,295
  X   625,000,050    607,110,695        0                          0
  R       50              0             0        1.79000%          0
Total 625,000,050    604,744,297    9,538,095                  2,668,607

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         6,642,268         0      294,456,083
 A-2      N/A         3,630,287         0      202,000,118
A-IO      N/A         1,655,252         0      258,157,225
 M-1      0.00         67,280           0       36,000,000
 M-2      0.00         53,175           0       20,500,000
 M-3      0.00         25,897           0       9,400,000
 B-1      0.00         69,026           0       18,750,000
 B-2      0.00         35,223           0       7,850,000
 B-3      0.00         28,295           0       6,250,000
  X       N/A             0             0      598,822,668
  R       N/A             0             0           0
Total     0.00       12,206,702         0      595,206,202

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     19.66367246   1.38947366  21.05314612
 A-2   22541NZA0     15.82067241   1.40489058  17.22556299
A-IO   22541NZB8     0.00000000    6.04879167   6.04879167
 M-1   22541NZD4     0.00000000    1.86888889   1.86888889
 M-2   22541NZE2     0.00000000    2.59388878   2.59388878
 M-3   22541NZF9     0.00000000    2.75500000   2.75500000
 B-1   22541NZG7     0.00000000    3.68138880   3.68138880
 B-2   22541NZH5     0.00000000    4.48694395   4.48694395
 B-3   22541NZJ1     0.00000000    4.52722240   4.52722240
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    933.29978868
 A-2  0.00000000    958.48217495
A-IO  0.00000000    943.38470632
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    958.11619277
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  361,902,104  245,208,592     607,110,695
     Scheduled Principal               261,977      199,287         461,264
     Prepayments (Incls Curtail)     5,101,605    2,683,307       7,784,912
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      5,363,582    2,882,594       8,246,176
     Net Realized Losses                     0       41,851          41,851
Ending Balance                     356,538,521  242,284,147     598,822,668
Ending Count                             2,616        1,432           4,048

Aggregate End Coll Bal             356,538,521  242,284,147     598,822,668

Ending Overcollateralization Amount                               3,616,467

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,319,576    1,462,312       3,781,888
Less RAIS                                  135          445             580
Less NPPIS                                   0            0               0
                                     2,319,442    1,461,866       3,781,308
Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          150,793      102,170         252,963
Trustee Fee*                             1,496          999           2,495
Credit Risk Manager Fee                  5,278        3,576           8,854
LPMI                                         0           29              29


Current Advances as of determination date                         1,182,959
Outstanding Advances  (end of prior calendar month)                 687,176

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     56             7,535,892     12         1,521,774
Grp 2     34             4,758,447      6           802,275
Total     90            12,294,339     18         2,324,049
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      2               429,274
Grp 2      5               668,390
Total      7             1,097,665
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,616         356,538,521
Grp 2    1,432         242,284,147
Total    4,048         598,822,668

     Foreclosure
Grp 1    Count              Balance
Grp 2     29             3,902,743
Total      9             1,435,225
          38             5,337,968
     Bankruptcy
         Count              Balance
Grp 1     11             1,725,826
Grp 2      6             1,188,440
Total     17             2,914,266

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         36
Prin Bal of Loans for which Prepay Prems were collected           5,724,464
Current amount of Prepayment Premiums                               190,567

Current Delinquency Rate (60+days)                                  1.94948%
Rolling Three Month Delinquency Rate (60+days)                      1.26834%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period               41,851
Cumulative Realized Losses since Startup Day                         41,851

Weighted Average Term to Maturity of Mortgage Loans                     348
Weighted Average Gross Coupon of Mortgage Loans                     7.97594%
Weighted Average Net Coupon of Mortgage Loans                       7.45429%

Aggregate number of Mortgage Loans in the pool                        4,048

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      16.65535%

Net Excess Spread                                                   2.38736%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       7,008,603




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee